UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  September 17, 2008

Date of earliest event reported:  September 15, 2008

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15285	41-1905580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Lone Oak Parkway Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (612) 726-2111

Registrant’s Web site address:  www.nwa.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 15, 2008, Northwest Airlines Corporation (“NWAC”) and its principal operating subsidiary, Northwest Airlines, Inc. (“Northwest,” and together with NWAC, the “Companies”), entered into a third amendment (the “Amendment”) to the Super Priority Debtor in Possession and Exit Credit and Guarantee Agreement dated as of August 21, 2006 (the “Credit Agreement”) among the Companies, Citicorp USA, Inc., as administrative agent, and each of the other financial institutions from time to time party thereto (the “Lenders”).  The Amendment provides that, subject to the consummation of the merger contemplated by that certain Merger Agreement, dated as of April 14, 2008, among Delta, NWAC and a subsidiary of Delta (the “Merger”), NWAC and its subsidiaries will be permitted to guarantee approximately $2,500,000,000 of obligations of Delta Air Lines, Inc., a Delaware corporation (“Delta”), under certain Delta credit agreements, and Northwest will agree to make a $300,000,000 prepayment of loans outstanding under the Credit Agreement.  Northwest paid certain fees to the Lenders in connection with obtaining the Amendment, as provided in Section 3 of the Amendment, and certain other fees to agent banks.  The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1

The Companies and their affiliates have other commercial relationships with certain of the Lenders.  From time to time, certain Lenders have provided investment banking and advisory services for, and furnished financing services to the Companies and their affiliates.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 99.1

Third Amendment dated as of September 15, 2008 to the Super Priority Debtor in Possession and Exit Credit and Guarantee Agreement dated as of August 21, 2006 among Northwest Airlines Corporation, Northwest Airlines Holdings Corporation, NWA Inc., Northwest Airlines, Inc. and various lenders and agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: September 17, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1

Third Amendment dated as of September 15, 2008 to the Super Priority Debtor in Possession and Exit Credit and Guarantee Agreement dated as of August 21, 2006 among Northwest Airlines Corporation, Northwest Airlines Holdings Corporation, NWA Inc., Northwest Airlines, Inc. and various lenders and agents.